[John Hancock Logo]                                                   [GRAPHIC]

August 1, 2007

Dear Fellow Shareholder:

I am writing to ask for your assistance with an important issue involving your investment in John Hancock U.S. Government Cash Reserve. We are proposing to reorganize and merge John Hancock U.S. Government Cash Reserve into the John Hancock Money Market Fund.

There are three key benefits that the proposed merger may offer you:

> By combining the two funds, you will be a shareholder in one larger fund with greater potential to increase asset size and achieve economies of scale. In addition, certain administrative costs will be spread across the combined fund's larger asset base, which will increase the fund's overall efficiency.

> The merger will offer a combined fund with multiple additional retail classes that will provide greater distribution capabilities. The added distribution channel will give the combined fund the potential to grow its asset base further.

> The Money Market Fund has greater investment flexibility than U.S. Government Cash Reserve, which could potentially enhance the Money Market Fund's performance over the long term.

We Need Your Vote of Approval.
After careful consideration, your fund's trustees have unanimously approved the reorganization of John Hancock U.S. Government Cash Reserve into John Hancock Money Market Fund, but a majority of shareholder votes is required to complete the merger. Every vote counts, so your vote is extremely important. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. You will also find a detailed explanation of the similarities and differences of each fund's investment strategies and principal risks.

If approved by the shareholders, the reorganization is scheduled to take place at the close of business on September 14, 2007.

Your Vote Matters!
You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling the number listed on the proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway.

I am confident that the proposed change will help us better serve you and all of the fund's shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time. I thank you for your time and your prompt vote on this matter.

Sincerely,

/s/ Keith F. Hartstein

Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE a series of John Hancock Current Interest
(the "fund")
601 Congress Street
Boston, MA 02210

Notice of Special Meeting of Shareholders
Scheduled for September 12, 2007

This is the formal agenda for the fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Congress Street, Boston, Massachusetts, on Wednesday, September 12, 2007, at 10:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock U.S. Government Cash Reserve ("your fund" or "Cash Reserve") and John Hancock Money Market Fund (the "Money Market Fund"). Under this agreement, your fund would transfer all of its assets to Money Market Fund in exchange for Class A shares of Money Market Fund. These shares would be distributed, as described in the accompanying proxy statement, proportionately to you and the other shareholders of Cash Reserve. Money Market Fund would also assume Cash Reserve's liabilities. Your fund's board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 9, 2007, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                              By order of the Board of Trustees,


                                              Thomas M. Kinzler
                                              Secretary

Boston, Massachusetts
August 1, 2007

PROXY STATEMENT of
John Hancock U.S. Government Cash Reserve, a series of John Hancock Current Interest
("Cash Reserve," the "Acquired Fund" or "your fund")


PROSPECTUS for
John Hancock Money Market Fund,
a series of John Hancock Current Interest
("Money Market Fund" or the "Acquiring Fund")

The address and telephone number of both the Acquired Fund and the Acquiring Fund is:

                               601 Congress Street
                           Boston, Massachusetts 02210
                                 1-800-225-5291

                                   * * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

              Acquired Fund   Acquiring Fund      Shareholders Entitled to Vote
--------------------------------------------------------------------------------
 Proposal 1   Cash Reserve    Money Market Fund   Cash Reserve Shareholders
--------------------------------------------------------------------------------

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Money Market Fund. Money Market Fund will assume substantially all of your fund's liabilities.

     o Money Market Fund will issue Class A shares to your fund in an amount equal to the value of your fund's net assets attributable to its shares. These shares will be distributed to your fund's shareholders in proportion to their holdings on the reorganization date.

     o Your fund will be terminated and shareholders of your fund will become shareholders of Money Market Fund.

     o For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, Money Market Fund or the shareholders of your fund.

Rationale for the Reorganization
The reorganization is intended to consolidate your fund with a similar fund managed by your investment adviser and subadvised by the same subadviser as your fund. Management believes the Money Market Fund has greater growth potential than Cash Reserve and can potentially offer greater distribution capabilities for Cash Reserve shareholders.

The combined fund would offer multiple additional classes of shares that would offer greater distribution capabilities than your fund would if it continued as a stand-alone fund. Money Market Fund offers three retail classes, while Cash Reserve offers only a single class. The added distribution channels will give the combined fund the potential to grow its asset base further.

The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. Each fund incurs substantial operating costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. The combination of these funds resulting from the reorganization may enable you to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to a lower expense ratio in the long term than each fund would achieve separately.

Although total annual operating expenses will be higher after the reorganization, the net annual operating expenses of Class A shares of Money Market Fund after the reorganization are expected to be 0.01% higher, which is substantially the same as the current net annual operating expenses of your fund.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Securities and Exchange Commission ("SEC") has not approved or disapproved shares of the Acquiring Fund or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
o    The prospectus of Money Market Fund dated August 1, 2007                   These documents are included in the same envelope
o    The annual report of Money Market Fund dated March 31, 2007                as this proxy statement and prospectus. These
o    The prospectus of Cash Reserve dated August 1, 2007                        documents are incorporated by reference into (and
o    The annual report to shareholders of Cash Reserve dated                    therefore legally part of) this proxy statement
     March 31, 2007                                                             and prospectus.
------------------------------------------------------------------------------------------------------------------------------------
o    The statement of additional information dated August 1,                    These documents and additional information about
     2007, which relates to this proxy statement and prospectus                 Money Market Fund are on file with the SEC and are
     and the reorganization, and contains additional information                available at no charge by writing to us or by
     about the Acquired Fund and the Acquiring Fund                             calling our toll-free telephone number:
o    The statement of additional information of Money Market Fund               1-800-225-5291. These documents are incorporated
     dated August 1, 2007                                                       by reference into (and therefore legally part of)
o    The statement of additional information of Cash Reserve                    this proxy statement and prospectus.
     dated August 1, 2007
------------------------------------------------------------------------------------------------------------------------------------
         To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-800-225-5291.
------------------------------------------------------------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is August 1, 2007.

TABLE OF CONTENTS

                                                                            Page
                                                                            -----
INTRODUCTION ..............................................................   1
PROPOSAL 1 -- REORGANIZATION OF U.S. GOVERNMENT CASH RESERVE ..............   1
SUMMARY COMPARISONS OF CASH RESERVE TO MONEY MARKET FUND ..................   1
  Comparison of Funds' Investment Objectives, Strategies and Policies .....   1
  Comparison of Funds' Shares .............................................   3
  Comparison of Buying, Selling and Exchanging Shares .....................   3
  Comparison of Expenses ..................................................   4
  Example .................................................................   5
  Comparison of Advisory Arrangements .....................................   5
  Comparison of Distribution Plans ........................................   5
  Comparison of Investment Risks ..........................................   6
  Comparison of Fund Performance ..........................................   7
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION ..............   7
  Description of Reorganization ...........................................   7
  Reasons for the Proposed Reorganization .................................   8
FUND PAST PERFORMANCE .....................................................   9
  Calendar Year Total Returns -- Class A Shares ...........................   9
  Quarterly Returns .......................................................   9
  Average Annual Total Returns for Periods Ended December 31, 2006 ........   9
FURTHER INFORMATION ON THE REORGANIZATION .................................  10
  Tax Status of the Reorganization ........................................  10
  Additional Terms of the Agreement and Plan of Reorganization ............  10
CAPITALIZATION ............................................................  11
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES ........................  12
BOARD EVALUATION AND RECOMMENDATION .......................................  12
VOTING RIGHTS AND REQUIRED VOTE ...........................................  13
INFORMATION CONCERNING THE MEETING ........................................  13
  Solicitation of Proxies .................................................  13
  Revoking Proxies ........................................................  13
  Outstanding Shares and Quorum ...........................................  14
  Other Business ..........................................................  14
  Adjournments ............................................................  14
  Telephone Voting ........................................................  14
  Internet Voting .........................................................  14
  Shareholders' Proposals .................................................  15
OWNERSHIP OF SHARES OF THE FUNDS ..........................................  15
EXPERTS ...................................................................  15
AVAILABLE INFORMATION .....................................................  15

EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION .................  A-1

INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of John Hancock Current Interest (the "Board of Trustees") to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Wednesday, September 12, 2007, at 10:00 A.M., Eastern Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the reorganization of your fund into Money Market Fund (the "Reorganization"). This proxy statement and prospectus is being mailed to your fund's shareholders on or about August 1, 2007.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement carefully, including Exhibit A, the enclosed prospectus and the annual report of Money Market Fund because they contain details that are not in the summary.

Who is Eligible to Vote?
Shareholders of record on July 9, 2007, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote, and fractional shares are entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


PROPOSAL 1 -- REORGANIZATION OF U.S. GOVERNMENT CASH RESERVE

Approval of Agreement and Plan of Reorganization Between
Cash Reserve and Money Market Fund

A proposal to approve an Agreement and Plan of Reorganization between Cash Reserve and Money Market Fund. Under this Agreement, Cash Reserve would transfer all of its assets to Money Market Fund in exchange for Class A shares of Money Market Fund. These shares would be distributed proportionately to the shareholders of Cash Reserve. Money Market Fund would also assume substantially all of Cash Reserve's liabilities. The Board of Trustees recommends that shareholders vote FOR this proposal.


SUMMARY COMPARISONS OF CASH RESERVE TO MONEY MARKET FUND

COMPARISON OF FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Business                Each fund is a diversified series of John Hancock Current Interest, an open-end investment management company organized as a Massachusetts business trust.
-------------------------------------------------------------------------------------------------------------------------
Net Assets as of        $34.0 million                                    $227.2 million
April 30, 2007
-------------------------------------------------------------------------------------------------------------------------
Investment Adviser,     Investment adviser:
Subadviser and          John Hancock Advisers, LLC ("JHA")
Portfolio Managers
                        Investment subadviser:
                        MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")

                        Portfolio Managers:
                        Team of money market research analysts and portfolio managers
-------------------------------------------------------------------------------------------------------------------------
Investment Objective    Each fund seeks the maximum current income that is consistent with maintaining liquidity and preserving capital.
-------------------------------------------------------------------------------------------------------------------------
Principal               The fund invests only in securities issued or    The fund invests in high quality money market
Investments             guaranteed by the U.S. Government.               instruments.
-------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Strategies   The fund seeks its objective by investing        The fund seeks its objective by investing in
                        only in short-term U.S. Government               U.S. dollar-denominated securities rated
                        securities and repurchase agreements based       within the two highest short-term credit
                        on U.S. Government securities. U.S.              categories and their unrated equivalents.
                        Government securities are issued or              These include, but are not limited to,
                        guaranteed as to principal and interest by       securities issued by:
                        the U.S. Government, its agencies or
                        instrumentalities.                               o   U.S. and foreign companies;
                                                                         o   U.S. and foreign banks;
                                                                         o   U.S. and foreign governments;
                                                                         o   U.S. agencies, states and municipalities;
                                                                             and
                                                                         o   International organizations such as the
                                                                             World

                                                                         Bank and the International Monetary Fund. The
                                                                         Money Market Fund may not purchase any second
                                                                         tier security if, as a result of its purchase,
                                                                         (i) more than 5% of its total assets would be
                                                                         invested in second tier securities or (ii)
                                                                         more than 1% of its total assets or $1 million
                                                                         (whichever is greater) would be invested in
                                                                         the second tier securities of a single issuer.
-------------------------------------------------------------------------------------------------------------------------
Diversification         The fund may not invest more than 5% of          The fund may not purchase the securities of
                        the value of the fund's assets in                any issuer if such purchase would cause more
                        securities of any one issuer (other than         than 5% of its total assets to be invested in
                        securities issued or guaranteed as to            the securities of such issuer, other than
                        principal and interest by the U.S.               securities issued or guaranteed by the United
                        Government, or one of its agencies or            States or any state or political subdivision
                        instrumentalities).                              thereof, or any political subdivision of any
                                                                         such state, or any agency or instrumentality
                                                                         of the United States, any state or political
                                                                         subdivision thereof, or any political
                                                                         subdivision in any such state.
-------------------------------------------------------------------------------------------------------------------------
Foreign Securities      The fund does not invest in securities           The fund may invest in U.S. dollar-denominated
                        issued or guaranteed by foreign                  foreign securities and certificates of
                        governments.                                     deposit, bankers' acceptances and fixed time
                                                                         deposits and other obligations issued by
                                                                         foreign banks and their U.S. and foreign
                                                                         branches and foreign branches of U.S. banks.
                                                                         The fund may also invest in municipal
                                                                         securities backed by letters of credit issued
                                                                         by certain foreign banks. The fund may not
                                                                         invest more than 25% of its total assets in
                                                                         obligations issued by: (i) foreign banks and
                                                                         (ii) foreign branches of U.S. banks where JHA
                                                                         has determined that the U.S. bank is not
                                                                         unconditionally responsible for the payment
                                                                         obligations of the foreign branch.
-------------------------------------------------------------------------------------------------------------------------
Restricted Securities   This fund may not purchase restricted            The fund may purchase securities that are not
                        securities or securities which are not           registered with the SEC, including commercial
                        readily marketable.                              paper and securities offered and sold to
                                                                         qualified institutional buyers. The fund will
                                                                         not invest more than 10% of its assets in
                                                                         illiquid instruments.
-------------------------------------------------------------------------------------------------------------------------
Forward Commitment      This fund does not purchase securities on        The fund may purchase securities on a when-
and When-Issued         a when-issued or forward commitment basis.       issued or forward commitment basis.
Securities
-------------------------------------------------------------------------------------------------------------------------
Securities Lending      The fund does not lend portfolio                 The fund may lend portfolio securities to
                        securities to brokers, dealers and               brokers, dealers and financial institutions if
                        financial institutions.                          the loan is collateralized by cash or U.S.
                                                                         Government securities. The fund will not lend
                                                                         portfolio securities having a total value
                                                                         exceeding 30% of its assets.
-------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUNDS' INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Short-Term Trading      The fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities in different segments of the market for government obligations.
-------------------------------------------------------------------------------------------------------------------------

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Money Market Fund. As the above table indicates, the funds are managed by the same advisers and subadvisers and share similar investment objectives. However, while the investment objective of Cash Reserve is fundamental and may only be changed with shareholder approval, the investment objective of Money Market Fund is non-fundamental and may be changed by vote of the Board of Trustees without shareholder approval. Money Market Fund's 25% investment limitation on foreign bank obligations, however, is fundamental and may be changed only with shareholder approval.

Both funds are categorized as money market funds, but the policies and investments of the two funds differ. In particular, while Cash Reserve invests only in securities issued or guaranteed by the U.S. Government, Money Market Fund may invest in a wide variety of high-quality money market instruments, including those issued by foreign companies, banks and governments, among others. Money Market also may purchase securities that are not registered with the SEC and purchase securities on a when-issued or forward commitment basis, while your fund does not engage in such investments. See "Comparison of Investment Risks."

As a result, the portfolio holdings of the funds have tended to differ. As a result, JHA may sell a portion of the Acquired Fund's portfolio holdings after the Reorganization to the extent necessary to make the portfolio holdings consistent with the investment process of the Money Market Fund. This possible disposition of portfolio holdings is discussed in further detail under "Reasons for the Proposed Reorganization."


COMPARISON OF FUNDS' SHARES

                        Cash Reserve                                     Money Market Fund -- Class A Shares
-------------------------------------------------------------------------------------------------------------------------
Sales Charges and       The shares of both funds have the same characteristics and fee structures.
12b-1 Fees              o    The shares are offered without any front-end or contingent deferred sales charges.

                        o    The shares are subject to distribution and service fees (12b-1) of up to the annual rate of 0.15% of the average daily net assets of shares for Cash Reserve and 0.25% of average daily net assets of Class A shares for Money Market Fund.
-------------------------------------------------------------------------------------------------------------------------
12b-1 Fees              These fees are paid out of a class' assets on an ongoing basis. Over time, these fees will increase the cost of investments and may cost more than other types of sales charges.
-------------------------------------------------------------------------------------------------------------------------


COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Buying Shares           Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock Signature Services, Inc. ("Signature Services").
-------------------------------------------------------------------------------------------------------------------------
Minimum Initial         $20,000                                          Class A Shares: $1,000 for non-retirement
Investment                                                               accounts, $500 for retirement accounts and
                                                                         $250 per account opened for group investments.
                                                                         Investments also may be made on a Monthly
                                                                         Automatic Accumulation Plan, which requires
                                                                         $25 to open an account followed by a monthly
                                                                         minimum of $25 thereafter.
-------------------------------------------------------------------------------------------------------------------------
Exchanging Shares       Shareholders may exchange their shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charge. The registration for both accounts must be identical. If no sales charge was paid on Class A shares, you will pay the sales charge imposed by the new fund. Otherwise, your Class A shares will be exchanged without a sales charge.
-------------------------------------------------------------------------------------------------------------------------
Selling Shares          Shareholders may sell their shares by submitting a proper written or telephone request to
                        Signature Services.
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value         All purchases, exchanges and sales are made at a price based on the next NAV per share of a class of the fund to be calculated after Signature Services receives your request in good order. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                        Exchange, which is normally 4:00 P.M., Eastern Time.
-------------------------------------------------------------------------------------------------------------------------

COMPARISON OF EXPENSES

As the tables below indicate, although total annual operating expenses are expected to increase after the Reorganization, the hypothetical pro forma net annual operating expenses of Money Market Fund after the Reorganization are expected to be 0.01% higher, which is substantially the same as your fund's net operating expenses. While 12b-1 fees will increase by 0.15% for Cash Reserve shareholders, this increase is partially offset by JHA's expense limitation arrangement, under which JHA is contractually bound to limit the maximum rate of management fee to 0.40%. However, if these expense limitations were to expire in the future, shareholders would most likely experience an increase in total operating expenses by 0.20%, which would result in a lower yield.

The Funds' Expenses

The following expense tables briefly describe the fees and the expenses that shareholders of Cash Reserve and Money Market Fund may pay if they buy and hold shares of each respective fund and are based on expenses paid by the funds for the 12-month period ended March 31, 2007. The tables also show the pro forma expenses of Money Market Fund assuming the Reorganization with Cash Reserve occurred on April 1, 2006. Shares of Cash Reserve and Class A shares of Money Market Fund are not subject to any sales charges, redemption fees or exchange fees. Annual operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders. Money Market Fund's expenses after the Reorganization may be greater or less than those shown.

                                                                                                     Money Market Fund
                                                                                                          Class A
                                                                                                        (Pro Forma)
                                                           Cash Reserve     Money Market Fund     (Assuming Reorganization
                                                              Shares             Class A             with Cash Reserve)
                                                          --------------   -------------------   -------------------------
 Shareholder transaction expenses(1)
 Maximum front-end sales charge (load) on purchases as
  a % of purchase price                                      None                None                     None
 Maximum deferred sales charge (load) as a % of
  purchase or sale price, whichever is less                  None                None                     None

 Annual Operating Expenses
 Management fee                                                0.50%               0.50%                    0.50%
 Distribution and service (12b-1) fees                         0.15%               0.25%                    0.25%
 Other expenses                                                0.35%               0.34%                    0.32%
 Total fund operating expenses                                 1.00%               1.09%                    1.07%
 Expense reduction                                             0.15%(2)            0.21%(3)                 0.21%(3)
 Net annual operating expenses                                 0.85%               0.88%                    0.86%

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Reflects distributor's contractual agreement to waive 12b-1 fees until July 31, 2007. If this contractual expense waiver was not reflected in the table, expenses would be higher. As of August 1, 2007, the distributor will continue to waive 12b-1 fees on a voluntary basis. This voluntary expense waiver may be terminated at any time. If this expense waiver was terminated, shareholders would experience an increase in total operating expenses of 0.15%.

(3) Reflects adviser's contractual obligation to limit maximum rate of management fee to 0.40% and the distributor's contractual agreement to limit 12b-1 fees on Class A shares to 0.15%. These agreements remains in effect until July 31, 2008, and may thereafter be terminated by JHA at any time. However, if these expense limitations were to expire in the future, shareholders would most likely experience an increase in total operating expenses by 0.20%, which would result in a lower yield.

Example
The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and Money Market Fund, based on fees and expenses incurred during the 12-month period ended March 31, 2007. Year 1 expenses only are calculated based upon net annual operating expenses after the expense reduction. Pro forma expenses are included assuming a Reorganization with your fund and Money Market Fund. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of Cash Reserve's or Money Market Fund's actual expenses or returns, either past or future.

                                                       Money Market Fund
                                                            Class A
                                                          (Pro Forma)
                              Money Market Fund     (Assuming Reorganization
             Cash Reserve          Class A             with Cash Reserve)
            --------------   -------------------   -------------------------
Year 1          $   87              $   90                   $   88
Year 3          $  303              $  326                   $  319
Year 5          $  538              $  581                   $  570
Year 10         $1,211              $1,310                   $1,287


COMPARISON OF ADVISORY ARRANGEMENTS

Your fund's and Money Market Fund's advisory agreements are substantially similar. Both funds have the same contractual management fee schedule, as detailed in the below table. However, the effective management fee on Class A shares of Money Market Fund is 0.10% lower than for shares of Cash Reserve. JHA has contractually agreed to limit the maximum management fee rate to 0.40% on Money Market until at least July 31, 2008, while Cash Reserve's effective management fee is 0.50% (at current asset levels). In addition, management believes the combined fund's expense ratio may be reduced over time as assets grow in the Money Market Fund and management fee breakpoints are utilized.

Management Arrangements
Each fund pays monthly management fees equal to the following annual percentage of its average daily net assets:

Fund Average Daily Net Assets        Annual Fee Rate
--------------------------------------------------------------
                             Cash Reserve   Money Market Fund*
--------------------------------------------------------------
 First $500 million             0.500%          0.500%*
--------------------------------------------------------------
 Next $250 million              0.425%          0.425%*
--------------------------------------------------------------
 Next $250 million              0.375%          0.375%
--------------------------------------------------------------
 Next $500 million              0.350%          0.350%
--------------------------------------------------------------
 Next $500 million              0.325%          0.325%
--------------------------------------------------------------
 Next $500 million              0.300%          0.300%
--------------------------------------------------------------
 Amounts over $2.5 billion      0.275%          0.275%
--------------------------------------------------------------

* The Adviser has reduced the fee to 0.40% of the fund's average daily net assets and cannot reinstate the fee without the consent of the Board of Trustees of the Money Market Fund.

Subadvisory Arrangements
Monthly subadvisory fees are equal to the following annual percentage of each fund's average daily net assets:

Fund Average Daily Net Assets       Annual Fee Rate
--------------------------------------------------------------
                             Cash Reserve   Money Market Fund
--------------------------------------------------------------
 First $500 million             0.05%          0.05%
--------------------------------------------------------------
 Amounts over $500 million      0.02%          0.02%
--------------------------------------------------------------


COMPARISON OF DISTRIBUTION PLANS

The Board of Trustees of each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("12b-1 Plan"), which provides for reimbursement to John Hancock Funds, LLC ("John Hancock Funds") for its payment of certain distribution and shareholder service expenses of your fund. Under the Cash Reserve

12b-1 Plan, your fund is subject to distribution and service fees at an aggregate annual rate of 0.15% of the fund's daily net assets. However, John Hancock Funds has contractually agreed to waive 12b-1 fees until July 31, 2007, and will continue to waive these fees on a voluntary basis thereafter. This voluntary expense waiver may be terminated at any time.

Under the Class A Money Market Fund 12b-1 Plan, the fund is subject to distribution and service fees at an aggregate annual rate of 0.25% of the fund's daily net assets. However, John Hancock Funds has contractually agreed to limit fees attributable to Class A shares of Money Market Fund to 0.15% of the fund's average daily net assets until July 31, 2008, and may thereafter be terminated by JHA at any time.

In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under each of these distribution plans, these expenses will not be carried beyond the twelve months from the date they were incurred.


COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the principal risks affecting each fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Money Market Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Money Market Fund is commensurate with the amount of risk involved in the authorized investments of your fund.

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Interest Rate Risk      Each fund is subject to short-term interest rate risk, which is the risk of unfavorable interest rate- induced changes in the value of the securities owned by a fund. If interest rates rise sharply, the funds could underperform their peers or lose money.
-------------------------------------------------------------------------------------------------------------------------
Credit Risk             Each fund faces the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
-------------------------------------------------------------------------------------------------------------------------
Foreign Investments     This fund does not invest in securities of       Since this fund invests in obligations of
Risk                    foreign issuers.                                 non-U.S. issuers and foreign banks, it is
                                                                         subject to additional risks, as the value of
                                                                         foreign securities may change more rapidly and
                                                                         extremely than the value of U.S. securities.
                                                                         The securities markets of many foreign
                                                                         countries are relatively small, with a limited
                                                                         number of companies representing a small
                                                                         number of industries. Additionally, issuers of
                                                                         foreign securities may not be subject to the
                                                                         same degree of regulation as U.S. issuers.
                                                                         Reporting, accounting and auditing standards
                                                                         of foreign countries differ, in some cases
                                                                         significantly, from U.S. standards.
                                                                         Investments in foreign securities may be
                                                                         affected by inadequate or inaccurate financial
                                                                         information, and social and political
                                                                         instability.
-------------------------------------------------------------------------------------------------------------------------
Investment Risk         An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance
                        Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.
-------------------------------------------------------------------------------------------------------------------------
Market Value Risk       The U.S. Government does not guarantee the market value or the current yield of government securities. Nor are all of the U.S. Government securities backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.
-------------------------------------------------------------------------------------------------------------------------
Securities lending      The fund does not lend portfolio                 When the fund lends portfolio securities,
                        securities to brokers, dealers and               there is a risk that the borrower may fail to
                        financial institutions.                          return the securities involved in the
                                                                         transaction. As a result, the fund may incur a
                                                                         loss or, in the event of the borrower's
                                                                         bankruptcy, the fund may be delayed in or be
                                                                         prevented from liquidating the collateral.
-------------------------------------------------------------------------------------------------------------------------

                        Cash Reserve                                     Money Market Fund
-------------------------------------------------------------------------------------------------------------------------
Leverage Risk           The fund does not invest in when-issued or       The fund may purchase securities on a when-
                        forward commitment transactions.                 issued or forward commitment basis. For when-
                                                                         issued transactions, no payment is made until
                                                                         delivery is due, often one month or more after
                                                                         purchase. In a forward commitment transaction,
                                                                         the fund contracts to purchase securities for
                                                                         a fixed price at a future date beyond
                                                                         customary settlement time. The purchase of
                                                                         securities on a when-issued or forward
                                                                         commitment basis involves a risk of loss if
                                                                         the value of the security to be purchased
                                                                         declines prior to the settlement date. These
                                                                         transactions could also multiply small market
                                                                         movements into large changes in value.
-------------------------------------------------------------------------------------------------------------------------
Liquidity Risk          This fund may not purchase restricted            The fund may purchase restricted securities,
                        securities or securities which are not           including securities offered and sold to
                        readily marketable.                              qualified institutional buyers. This
                                                                         investment practice could have the effect of
                                                                         increasing the level of risk that certain
                                                                         securities may be difficult or impossible to
                                                                         sell at the time or the price that the fund
                                                                         would like if qualified institutional buyers
                                                                         become for a time uninterested in purchasing
                                                                         these restricted securities.
-------------------------------------------------------------------------------------------------------------------------
Management Risk         The fund's management strategy has a significant influence on fund performance. If the fund invests in regions (and in the case of the Money Fund, countries) that experience economic downturns, performance could suffer. In addition, if certain investments do not perform as expected, or if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.
-------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUND PERFORMANCE

Past performance records of Cash Reserve and Class A shares of the Money Market Fund through December 31, 2006, including (i) calendar year total returns and
(ii) average annual total returns, are set forth under "Fund Past Performance" on page 9 of this proxy statement and prospectus.


PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization
You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth on page 10 under "Further Information on the Reorganization." The Agreement provides for a Reorganization on the following terms:

o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on Friday, September 14, 2007, but may occur on any later date on or before March 1, 2008. Cash Reserve will transfer all of its assets to Money Market Fund and Money Market Fund will assume substantially all of Cash Reserve's liabilities. This will result in the addition of Cash Reserve's assets to Money Market Fund's portfolio. The net asset value of both funds will be computed as of 4:00 P.M., Eastern Time, on the closing date of the Reorganization.

o Money Market Fund will issue Class A shares to Cash Reserve in an amount equal to the net assets attributable to Cash Reserve's shares. As part of the liquidation of Cash Reserve, these shares will immediately be distributed to shareholders of record of Cash Reserve in proportion to their holdings on the closing date of the Reorganization. As a result, shareholders of Cash Reserve will become Class A shareholders of Money Market Fund.

o After the shares are issued, the existence of Cash Reserve will be terminated.

Reasons for the Proposed Reorganization
The Board of Trustees believes that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Board of Trustees (with the advice and assistance of independent counsel) considered the following matters, among others, and in no order of priority, in approving the proposal.

First, the Reorganization would permit your fund's shareholders to pursue similar investment objectives in a larger fund utilizing substantially similar investment policies. Both funds have the objective of maximum current income consistent with maintaining liquidity and preserving capital. The greater asset size of the combined fund may allow it, relative to your fund, to (i) obtain better net prices on securities trades, (ii) achieve greater diversification of portfolio holdings and (iii) reduce per-share expenses by spreading fixed costs over a larger asset base.

Second, a combined fund offers economies of scale that may lead to lower per-share expenses for Class A shares. Both funds incur costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative and there may be an opportunity to reduce Money Market Fund's expense ratio over time because of economies of scale if the funds are combined.

Third, the combined fund is expected to have projected net annual operating expenses 0.01% higher than those of Cash Reserve shares prior to the Reorganization, which is substantially the same after taking into account any fee waivers/expense limitation arrangements.

Fourth, the combined fund offers additional classes with greater distribution capabilities than Cash Reserve. The combined fund provides access to different distribution channels and a greater variety of asset bases. Access to greater distribution will help grow fund assets and may result in economies of scale that may help reduce the combined fund's expense ratio over time.

Fifth, the shareholders of Cash Reserve will experience no change in shareholder services as a result of the Reorganization. JHA has access to the same resources, management and personnel, and will provide similar supervisory services to the combined fund.

Sixth, the costs of the Reorganization, other than transaction costs associated with repositioning your fund's portfolio, will be borne by JHA.

The Board of Trustees reviewed the historical performance of Cash Reserve and Money Market Fund. Because the combined fund will most closely resemble Money Market Fund, Money Market Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of Money Market Fund at the closing of the Reorganization.

The portfolio managers of Money Market Fund have indicated that a portion of the portfolio holdings of your fund may not be consistent with Money Market Fund's investment process. In evaluating the proposed Reorganization, the Board of Trustees also considered the fact that JHA has indicated that a portion of your fund's portfolio may be sold after the closing. If the Acquiring Fund disposes of such securities after the Reorganization, it may recognize taxable gain or loss. To the extent the Acquiring Fund has any net gain from the disposition of such securities that is not offset by capital losses, Acquiring Fund shareholders would be taxable on any such gain distributed to them.

FUND PAST PERFORMANCE
Set forth below is past performance information for Cash Reserve and Class A shares of the Money Market Fund, which may help provide an indication of each fund's respective risk. The bar chart under "Calendar Year Total Returns" shows how each fund's total return has varied from year to year for each full calendar year. The table under "Average Annual Total Returns for Periods Ended December 31, 2006" shows average annual total returns over time. All figures assume dividend reinvestment. Past performance, before and after taxes, does not indicate future results.

Calendar Year Total Returns

               [BELOW DATA REPRESENTS BAR CHART IN PRINTED COPY]

                           Money Market Fund --
           Cash Reserve       Class A Shares
1997          5.42%               4.85%
1998          5.24%               4.72%
1999          4.84%               4.28%
2000          5.89%               5.52%
2001          3.52%               3.37%
2002          1.15%               0.95%
2003          0.37%               0.24%
2004          0.56%               0.51%
2005          2.29%               2.37%
2006          4.23%               4.29%

Quarterly Returns

During the period shown in the above bar chart, the highest quarterly return for Cash Reserve's shares was 1.51% for the quarter ended September 30, 2000, and the lowest quarterly return was 0.07% for the quarter ended September 30, 2003. During the period shown in the above bar chart, the highest quarterly return for Money Market Fund's Class A shares was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.04% for the quarter ended September 30, 2003.

Average Annual Total Returns for Periods Ended December 31, 2006

                                     1 Year     5 Year     10 Year
------------------------------------------------------------------------
Cash Reserve                          4.23%      1.71%      3.33%


                                     1 Year     5 Year     10 Year
------------------------------------------------------------------------
Money Market Fund --
  Class A shares                      4.29%      1.66%      3.09%

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization
The Reorganization is not intended to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a result, with respect to the Reorganization, for federal income tax purposes:

     o No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund as described above or (ii) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

     o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

     o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

     o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

     o The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

     o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization through the closing of the Reorganization. Such distributions will be taxable to shareholders.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund's Amended and Restated Declaration of Trust, as amended, and Amended and Restated By-Laws. The fund's obligations are also subject to the receipt of a favorable opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 9(a) and 8(f)).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if that board of trustees believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. JHA will pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs.


CAPITALIZATION

Cash Reserve has classified its shares into one class and the Money Market Fund has classified its shares into three classes -- Class A, Class B and Class C shares. There will be no exchange of Class B or Class C shares of the Money Market Fund. With respect to the proposal, the following tables set forth as of March 31, 2007: (i) the capitalization of your shares, (ii) the Money Market Fund's Class A shares and (iii) the pro forma combined capitalization of the Cash Reserve and Money Market Fund Class A shares as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between March 31, 2007, and the Reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many Class A shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The tables below should not be relied upon to determine the amount of Acquiring Fund Class A shares that will actually be received and distributed.

                                                                                 Pro Forma(2)
                                                                           (Assuming Reorganization
                                                  Money Market Fund(1)    of Money Market Fund Class A
                               Cash Reserve            Class A                with Cash Reserve)
                              --------------   ----------------------   -----------------------------
Net Assets (millions)          $    34,175          $    194,740                $    228,914
Net Asset Value Per Share      $      1.00          $       1.00                $       1.00
Shares Outstanding              34,192,672           194,821,993                 229,011,044

(1) The Money Market Fund had approximately $230.8 million in total net assets (attributable to all share classes) as of March 31, 2007. Shares entitle their holders to one vote per share, are freely transferable, and have no preemptive, subscription or conversion rights. All share classes invest in the same portfolio of securities, but the classes may be subject to different charges and expenses.

(2) Assuming the Reorganization of Cash Reserve into Class A of the Money Market Fund occurs. If the Reorganization of your fund had taken place on March 31, 2007, approximately one Class A share of Money Market Fund would have been issued for each share of Cash Reserve.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
The following table shows where in each fund's prospectus you can find additional information about the business of each fund.


         Type of Information                          Headings in Each Prospectus
------------------------------------   --------------------------------------------------------
Investment objective and policies      Goal and Strategy/Main Risks

Portfolio management                   Portfolio Managers

Expenses                               Your Expenses

Custodian                              Business Structure

Shares of beneficial interest          Your Account: Choosing a share class

Purchase of shares                     Your Account: Choosing a share class, How sales charges
                                       are calculated, Opening an account, Buying shares,
                                       Transaction policies, Additional investor services

Redemption of sale of shares           Your Account: Selling shares, How sales charges are
                                       calculated, Transaction policies

Dividends, distributions and taxes     Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, Board of Trustees, including the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of Cash Reserve in the Reorganization or JHA ("independent trustees"), approved the Reorganization. In particular, Board of Trustees determined that the Reorganization is in the best interests of Cash Reserve and that the interests of Cash Reserve's shareholders would not be diluted as a result of the Reorganization. Similarly, the Money Market Fund Board of Trustees, including the independent trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Money Market Fund and that the interests of Money Market Fund's Class A shareholders would not be diluted as a result of the Reorganization.

        ----------------------------------------------------------------
                    The trustees of your fund recommend that
               shareholders of your fund vote FOR the proposal to
               approve the Agreement and Plan of Reorganization.
        ----------------------------------------------------------------

VOTING RIGHTS AND REQUIRED VOTE
Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term "vote of a majority of the outstanding shares entitled to vote" shall mean the vote of the lesser of:

     (1) 67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

     (2)  more than 50% of the outstanding voting securities of the Acquired
          Fund.

Shares                      Quorum                                         Voting
--------------------------------------------------------------------------------------------------------------------------
 In General                 All shares "present" in person or by proxy     Shares "present" at the meeting will be voted
                            are counted towards a quorum.                  in person at the meeting. Shares "present"
                                                                           by proxy will be voted in accordance with
                                                                           instructions.
--------------------------------------------------------------------------------------------------------------------------
 Proxy with no Voting       Considered "present" at the meeting.           Voted "for" a proposal.
 Instruction (other than
 Broker Non-Vote)
--------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote            Considered "present" at the meeting.           Not voted. Same effect as a vote "against."
--------------------------------------------------------------------------------------------------------------------------
 Abstain                    Considered "present" at the meeting.           Not voted. Same effect as a vote "against."
--------------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.


INFORMATION CONCERNING THE MEETING

Solicitation of Proxies
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, JHA and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $2,300. JHA will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies
Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., One John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000;

     o By returning a duly executed proxy with a later date before the time of the meeting; or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of July 9, 2007 (the "record date"), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

                                                               Shares
Fund                                                        Outstanding
---------------------------------------------------------------------------
Cash Reserve Shares                                           33,902,983

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business
The Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of JHA or transfer agent or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's Social Security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

To vote via the Internet:

     o    Read the proxy statement and have your proxy card(s) at hand.

     o    Go to the Web site on the proxy card.

     o    Enter the "control number" found on your proxy card.

     o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

     o To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders' Proposals
The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.


OWNERSHIP OF SHARES OF THE FUNDS
To the knowledge of each fund, as of July 9, 2007, no persons owned of record or beneficially 5% or more of the outstanding shares of Cash Reserve or of the outstanding Class A shares of Money Market Fund.

As of July 9, 2007, the trustees and officers of Cash Reserve owned in the aggregate less than 1% of the outstanding shares of Cash Reserve, and the trustees and officers of Money Market Fund owned in the aggregate less than 1% of the outstanding Class A shares of the Money Market Fund.


EXPERTS
The financial highlights and financial statements of Money Market Fund and Cash Reserve for the period ended March 31, 2007 are incorporated by reference into this proxy statement and prospectus. The financial statements for Money Market Fund's most recent fiscal year and financial highlights have been independently audited by the registered public accounting firm, PricewaterhouseCoopers LLP, as stated in its reports appearing in the statement of additional information. The financial statements for Cash Reserve's most recent fiscal year and financial highlights have been independently audited by the registered public accounting firm, PricewaterhouseCoopers LLP, as stated in its reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.


AVAILABLE INFORMATION
Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC's Web site at www.sec.gov.

                                                                       EXHIBIT A


FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of [ , 2007], by and between John Hancock U.S. Government Cash Reserve (the "Acquired Fund"), a series of John Hancock Current Interest (the "Trust"), a Massachusetts business trust, and Money Market Fund (the "Acquiring Fund"), a series of the Trust, a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A shares of the Acquiring Fund (the "Merger Shares"), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution, after the Closing Date hereinafter referred to, of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

     (a) The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust's Amended and Restated Declaration of Trust dated March 8, 2005, as amended (the "Trust Declaration"), and the 1940 Act.

     (c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of Code for treatment as, a "regulated investment company" ("RIC") within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

     (d) The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended March 31, 2007, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of the date indicated, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

     (e) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2007, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (f) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the "Board of Trustees"), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund's shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (g) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust's or the Acquiring Fund's ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with nor, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

     (h) Neither the Trust nor the Acquiring Fund is obligated under any provision of the Trust Declaration or the Trust's Amended and Restated By-laws dated March 8, 2005, as may be amended (the "Trust By-laws"), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

     (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the "Commission") by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the "Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

          (i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

          (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

     (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

     (m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a "Massachusetts business trust" and, under Massachusetts' law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

     (n) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Trust is a "Massachusetts business trust" and, under Massachusetts' law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.

     (o) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

     (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND.

     The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

     (a) The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust Declaration and the 1940 Act.

     (c) The Acquired Fund has elected to be, and has met the requirements of, subchapter M of Code for treatment as an RIC within the meaning of
          Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

     (d) The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund's shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended March 31, 2007, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

     (f) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2007, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (g) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund which assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust's or the Acquired Fund's ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with nor, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

     (h) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

     (i) Neither the Trust nor the Acquired Fund is obligated under any provision of the Trust Declaration or the Trust's By-Laws and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (j) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     (k) As used in this Agreement, the term "Acquired Fund Investments" shall mean (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

          (i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

          (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

     (n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund ("Acquired Fund Shares"). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund is a "Massachusetts business trust" and, under Massachusetts' law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

     (o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

     (p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

     (q) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in
          Section 3 of this Agreement.

3.   THE REORGANIZATION.

     (a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time. All issued and outstanding Acquired Fund Shares simultaneously will be canceled on the books of the Acquired Fund.

     (b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

          (i) nothing herein will require the Acquired Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Board of Trustees or the Acquired Fund's investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

          (ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board of Trustees or the Acquiring Fund's investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

     (c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

     (d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

     (e) The Valuation Time shall be 4:00 P.M., Eastern Time, on the Closing Date, or such earlier or later date and time as may be mutually agreed upon in writing (the "Valuation Time").

     (f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

     (g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

     (h) The Acquiring Fund will file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Trust Declaration and By-Laws to consummate the Reorganization.

4.   VALUATION.

     (a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the value of the liabilities attributable to the Acquired Fund Shares assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

     (b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall in each case be determined as of the Valuation Time.

     (c) The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     (d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     (e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

     (f) The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

5.   PAYMENT OF EXPENSES.

     (a) Except as otherwise provided in this Section 5, John Hancock Advisers, LLC ("JHA"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

     (b) In the event the Reorganization contemplated by this Agreement is not consummated, then JHA agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such Reorganization.

     (c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

     (d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of subchapter M of the Code.

6.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

     (a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     (b) The Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

     (c) In connection with the Acquired Fund shareholders' meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration of the Merger Shares, under the 1933 Act, to be distributed to the Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

     (d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

     (e)  The Trust shall:

          (i) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Trust Declaration and Trust By-Laws, the 1940 Act and any other applicable law;

          (ii) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

          (iii) on and after the Closing Date, not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

     (f) Each of the Acquired Fund and the Acquiring Fund agrees that, by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

     (g) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of
          Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to K&L Gates).

     (h) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the

          Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

     (i) After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years, and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

     (j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.   CLOSING DATE.

     (a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on September 14, 2007, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date."

     (b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

     (c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

     (d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.   CONDITIONS OF THE ACQUIRED FUND'S OBLIGATIONS.

     The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     (a) That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees certified by its Secretary.

     (b) That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

          (i) the Acquiring Fund is a separate series of the Trust, and both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

          (ii) the Acquiring Fund is separate series of the Trust, an open-end management investment company registered under the 1940 Act;

          (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

          (iv) neither the execution nor delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

          (v) the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts' law, be held personally liable for the obligations of the Acquiring Fund; and

          (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

     (f) That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

     (g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.   CONDITIONS OF THE ACQUIRING FUND'S OBLIGATIONS.

     The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     (a) That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquired Fund and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary.

     (b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund's most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

     (c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

          (i) the Acquired Fund is a separate series of the Trust, and both the Acquired Fund and the Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

          (ii) the Acquired Fund is a separate series of the Trust, an open-end management investment company registered under the 1940 Act;

          (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

          (iv) neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, nor any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

          (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

     (f) That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

     (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

     (h) That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     (i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

     (j) That prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10.  TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

          (i)  by consent of the Board of Trustees;

          (ii) by the Board of Trustees if any condition of the Acquired Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

          (iii) by the Board of Trustees if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the Reorganization contemplated by this Agreement has not been consummated by March 1, 2008, this Agreement automatically shall terminate on that date, unless a later date is set by the Board of Trustees.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  INDEMNIFICATION.

     (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  OTHER MATTERS.

     (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock U.S. Government Cash Reserve c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210,
          Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Money Market Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

     (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

     (d) It is expressly agreed that the obligations of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Trust Declaration. The execution and delivery of this Agreement has been authorized by the Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property on behalf of the relevant Fund as provided in the Trust Declaration.

     (e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.


                     [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.



                           JOHN HANCOCK CURRENT INTEREST, on behalf of its series, John Hancock U.S. Government Cash Reserve

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                           Attest: _____________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________


                           JOHN HANCOCK CURRENT TRUST, on behalf of its series, John Hancock Money Market Fund

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                           Attest: _____________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________


                           Agreed and accepted as to Section 5 only:

                           JOHN HANCOCK ADVISERS, LLC,
                           on behalf of itself and its affiliates

                           By: _________________________________________________

                           Name: _______________________________________________

                           Title: ______________________________________________

                                      Thank
                                       You

                                   for mailing
                                   your proxy
                                 card promptly!



                                                                      430PX 7/07

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007


                    JOHN HANCOCK U.S. GOVERNMENT CASH RESERVE
        (the "Acquired Fund," a series of John Hancock Current Interest)

                                       AND

                         JOHN HANCOCK MONEY MARKET FUND
        (the "Acquiring Fund," a series of John Hancock Current Interest)

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated August 1, 2007). This Statement of Additional Information provides additional information about John Hancock Money Market Fund and the fund that it is acquiring, John Hancock U.S. Government Cash Reserve. Please retain this Statement of Additional Information for further reference.

     A copy of the Prospectus can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 1-800-225-5291

INTRODUCTION...................................................................2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE...............................2
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND................................2
     FUND HISTORY..............................................................2
     DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.....................2
     MANAGEMENT OF THE FUND....................................................2
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................2
     INVESTMENT ADVISORY AND OTHER SERVICES....................................3
     BROKERAGE ALLOCATION AND OTHER PRACTICES..................................3
     CAPITAL STOCK AND OTHER SECURITIES........................................3
     PURCHASE, REDEMPTION AND PRICING OF SHARES................................3
     TAXATION OF THE FUND......................................................3
     UNDERWRITERS..............................................................3
     CALCULATION OF PERFORMANCE DATA...........................................3
     FINANCIAL STATEMENTS......................................................3
ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND.................................3
     FUND HISTORY..............................................................3
     DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.....................4
     MANAGEMENT OF THE FUND....................................................4
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................4
     INVESTMENT ADVISORY AND OTHER SERVICES....................................4
     BROKERAGE ALLOCATION AND OTHER PRACTICES..................................4
     CAPITAL STOCK AND OTHER SECURITIES........................................4
     PURCHASE, REDEMPTION AND PRICING OF SHARES................................4
     TAXATION OF THE FUND......................................................4
     UNDERWRITERS..............................................................4
     CALCULATION OF PERFORMANCE DATA...........................................4
     FINANCIAL STATEMENTS......................................................5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated August 1, 2007 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund and in connection with the solicitation by the management of the Acquired Fund of proxies to be voted at the Meeting of Shareholders of the Acquired Fund to be held on September 12, 2007.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.   The  Statement  of  Additional  Information  dated  August  1,  2006 of the
     Acquired Fund (File Nos. 002-50931 and 811-02485), as filed with the Securities and Exchange Commission on July 26, 2006 (Accession No. 0001010521-06-000576), as supplemented on September 27, 2006 (Accession No. 0001010521-06-000832), is incorporated herein by reference.

2. The Acquired Fund's Annual Report for the fiscal year ended March 31, 2007 (File No. 811-02485) as filed with the Securities and Exchange Commission on May 30, 2007 (Accession No. 0000928816-07-000766), is incorporated herein by reference.

3. The Statement of Additional Information dated August 1, 2006, of the Acquiring Fund (File Nos. 002-50931 and 811-02485), as filed with the Securities and Exchange Commission on July 26, 2006 (Accession Nos. 0001010521-06-000576), as supplemented on September 27, 2006 (Accession No. 0001010521-06-000832), is incorporated herein by reference.

4. The Acquiring Fund's Annual Report for the period ended March 31, 2007 (File No. 811-02485) as filed with the Securities and Exchange Commission on May 30, 2007 (Accession No. 0000928816-07-000766), is incorporated herein by reference.

                 ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

FUND HISTORY

     For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For  additional   information   about  the  Acquiring   Fund's   investment
objectives, policies, risks and restrictions, see "Investment Objective and Policies," and "Investment Restrictions" in the Acquiring Fund's SAI.

MANAGEMENT OF THE FUND

     For additional information about the Trustees of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Those Responsible for Management" in the Acquiring Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Advisory and Other Services," "Transfer Agent Services," "Custody of Portfolio," "Independent Registered Public Accounting Firm," and "Additional Services and Programs" in the Acquiring Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For   additional   information   about   the   voting   rights   and  other
characteristics of shares of beneficial interest of the Acquiring Fund, see "Description of the Fund's Shares" in the Acquiring Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of the Acquiring Fund, see "Net Asset Value," "Purchase of Fund Shares," "Deferred Sales Charge on Class B and Class C Shares," "Special Redemptions," "Additional Services and Programs" and "Purchases and Redemptions through Third Parties" in the Acquiring Fund's SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in the Acquiring Fund, see "Tax Status" in the Acquiring Fund's SAI.

UNDERWRITERS

     For additional information about the Acquiring Fund's principal underwriter and distribution plans, see "Distribution Contracts" and "Sales Compensation" in the Acquiring Fund's SAI.

CALCULATION OF PERFORMANCE DATA

     For  additional   information  about  the  investment  performance  of  the
Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund's SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in the Acquiring Fund's SAI.

                 ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND

FUND HISTORY

     For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about the Acquired Fund's investment objectives, policies, risks and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund's SAI.

MANAGEMENT OF THE FUND

     For additional information about the Trustees of the Acquired Fund, see "Those Responsible for Management" in the Acquired Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Those Responsible for Management" in the Acquired Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Advisory and Other Services," "Transfer Agent Services," "Custody of Portfolio," "Independent Registered Public Accounting Firm" and "Additional Services and Programs" in the Acquired Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For   additional   information   about   the   voting   rights   and  other
characteristics of shares of beneficial interest of the Acquired Fund, see "Description of the Fund's Shares" in the Acquired Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of the Acquired Fund, see "Net Asset Value," "Purchase of Fund Shares," "Special Redemptions" and "Additional Services and Programs" in the Acquired Fund's SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in the Acquired Fund, see "Tax Status" in the Acquired Fund's SAI.

UNDERWRITERS

     For additional information about the Acquired Fund's principal underwriter and distribution plans, see "Distribution Contracts" in the Acquired Fund's SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of the Acquired Fund, see "Those Responsible for Management" in the Acquired Fund's SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in the Acquired Fund's SAI.

                         PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report of John Hancock Money Market Fund dated March 31, 2007 and the annual report of John Hancock U.S. Government Cash Reserve dated March 31, 2007, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended March 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock U.S. Government Cash Reserve, or Acquired Fund, into the John Hancock Money Market Fund, or Acquiring Fund, (each, a "Fund" and collectively, the "Funds") had been consummated at April 1, 2006. The merger is intended to consolidate the Acquired Fund with a similar money market fund advised by John Hancock Advisers, LLC ("JHA"), and sub-advised by MFC Global Investment Management (U.S.), LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company, that has expertise in money market strategies.

The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with John Hancock Current Interest, which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund's 12b-1 service fee of 0.15% of the fund's average daily net asset value is being waived by the fund's distributor, and the Acquiring Fund has a management fee limitation of 0.40% of the fund's first $750,000,000 average daily net asset value. As of March 31, 2007, the net assets of: (i) the Acquired Fund was $34,174,627 and (ii) the Acquiring Fund was $230,760,076. The net assets of the combined fund as of March 31, 2007 would have been $264,934,703.

On a pro forma basis for the period ended March 31, 2007, the proposed reorganization would result in a decrease of $37,439 in the management fees charged, an increase in 12b-1 fees of $55,917, and a decrease in other operating expenses (including custodian fees and audit fees) of $39,791 on a pro forma basis for the year ended March 31, 2007, resulting in a less than $0.01 per share expense savings.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance will be the same. The Acquiring Fund has a management fee limitation of 0.40% of the fund's first $750,000,000 average daily net asset value. This limitation remains in effect until July 31, 2008.

A portion of the securities held by the Acquired Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.

The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Funds or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Funds will be the same as the aggregate tax basis the shareholders of the Acquired Funds held in their shares of the Acquired Funds immediately before the merger. At March 31, 2006, neither fund had a capital loss carry forward.

JHA will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the reorganization occurs.